As filed with the Securities and Exchange Commission on May 14, 2003
                                                      Registration No. 333-91196

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        Post-Effective Amendment No. 1 to
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                              PACIFIC STATE BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           California                                             61-1407606
-------------------------------                              -------------------
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                               Identification No.)

           1889 W. March Lane
          Stockton, California                                           95207
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

                  Pacific State Bancorp 1987 Stock Option Plan
                  Pacific State Bancorp 1997 Stock Option Plan
                  --------------------------------------------
                            (Full title of the plans)

                    Steven A. Rosso, Chief Executive Officer
                              Pacific State Bancorp
                 1889 W. March Lane, Stockton, California 95207
                 ----------------------------------------------
                     (Name and address of agent for service)

                                 ---------------

                                 (209) 870-3200
          -------------------------------------------------------------
          (Telephone number, including area code, of agent for service)


                                        CALCULATION OF REGISTRATION FEE
=============================================================================================================
                                                  Proposed maximum     Proposed maximum
    Title of securities           Amount to           offering             aggregate            Amount of
     to be registered           be registered     price per share       offering price      registration fee
-------------------------------------------------------------------------------------------------------------

 Common Stock, no par value       150,042(1)         $ 19.125(2)        $2,869,553.25(2)        $232.15
=============================================================================================================

(1) Represents number of additional shares issuable upon exercise of options to be granted under the Pacific State Bancorp 1997 Stock Option Plan.

(2) Estimated solely for the purpose of determining the registration fee, based upon the average of the bid and asked prices for the Common Stock of Pacific State Bancorp on May 13, 2003, pursuant to Rule 457(h).

         This Amendment No. 1 to the Company's Registration Statement No. 333-91196 is filed pursuant to General Instruction E to Form S-8, to register 150,042 additional shares of common stock which may be issued upon the exercise of options to be granted in the future to eligible persons under the Company's 1997 Stock Option Plan. The contents of Registration Statement No. 333-91196 are incorporated by reference. This Amendment consists of the facing page, this page, the signature page and required additional exhibits and consents. The Company's shareholders approved reservation of the additional shares of common stock for this purpose at the Company's 2003 Annual meeting of Shareholders on May 8, 2003.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement No. 333-91196 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stockton, State of California, on May 9, 2003.

                                       PACIFIC STATE BANCORP
                                           (Registrant)


                                       By /s/ STEVEN A. ROSSO
                                          --------------------------------------
                                          Steven A. Rosso
                                          President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Date: May 9,2003       /s/ STEVEN A. ROSSO
                       ---------------------------------------------------------
                       Steven A. Rosso, President and Chief Executive Officer,
                       Acting Chief Financial Officer

Date: May 9, 2003      /s/ JO ANNE ROBERTS
                       ---------------------------------------------------------
                       Jo Anne Roberts, Vice President and Controller
                       (Principal Accounting Officer)

Date: May 9, 2003      (*)/s/ MICHAEL L. DALTON
                       ---------------------------------------------------------
                       Michael L. Dalton, Director

Date: May 9, 2003      (*)/s/ MAXWELL M. FREEMAN
                       ---------------------------------------------------------
                       Maxwell M. Freeman, Director

Date: May 9, 2003      (*)/s/ HAROLD HAND
                       ---------------------------------------------------------
                       Harold Hand, Director and Chairman

Date: May 9, 2003      (*)/s/ PATRICIA A. HATTON
                       ---------------------------------------------------------
                       Patricia A. Hatton, Director

Date: May 9, 2003      (*)/s/ STEVEN J. KIKUCHI
                       ---------------------------------------------------------
                       Steven J. Kikuchi, Director and Secretary

Date: May 9, 2003      (*)/s/ YOSHIKAZU MATAGA
                       ---------------------------------------------------------
                       Yoshikazu Mataga, Director

Date: May 9, 2003      /s/ STEVEN A. ROSSO
                       ---------------------------------------------------------
                       Steven A. Rosso, Director

Date: May 9, 2003      (*)/s/ GARY A. STEWART
                       ---------------------------------------------------------
                       Gary A. Stewart, Director

Date: May 9, 2003      (*)/s/ KATHLEEN M. VERNER
                       ---------------------------------------------------------
                       Kathleen M. Verner, Director

Date: May 9, 2003      (*)/s/ PHILIP B. WALLACE
                       ---------------------------------------------------------
                       Philip B. Wallace, Director

(*) Signed pursuant to Power of Attorney filed with Registration Statement No. 333-91196.


                                INDEX OF EXHIBITS

Exhibit
No.               Exhibit Name
---               ------------

5                 Opinion of Counsel

23.1              Consent of Counsel (See Exhibit 5)

23.2              Consent of Independent Auditors

24                Power of Attorney (see signature pages)(*)

99.1 Pacific State Bancorp 1987 Stock Option Plan (incorporated by reference from Exhibit 10.5 to the registrant's Registration Statement No. 333-84908 on Form S-4 filed with the Commission on March 26, 2002) (*)

99.2              Pacific State Bancorp 1997 Stock Option Plan, as amended

(*)               Previously filed.


                                        3